JOINT WRITTEN CONSENT OF MAJORITY OF SHAREHOLDERS OF BIOSTAX CORP

(a Florida corporation)

IN LIEU OF SPECIAL MEETING

The undersigned, in accord with the unanimous approval and recommendation of the Board of Directors, who together constitute a majority over (70%) of the shareholders of Biostax Corp, a Florida Corporation (the "Corporation"), hereby approve and adopt the following resolutions without a meeting pursuant to applicable provisions of the Florida Business Corporation Act and the applicable provisions of the Corporation's Bylaws:

WHEREAS, the Corporation has been attempting to raise sufficient funds to implement its business strategy for the past year, but due to the low trading price of the company's stock, this has been impossible.

WHEREAS, the Corporation has been exploring potential partnerships or merger candidates.

WHEREAS, the Corporation has been under pressure due to its market capitalization of less than three million dollars based on the current trading price, which has resulted in the failure to close a number of potential transactions.

WHEREAS, the Corporation has been in discussions with International Media Acquisition Inc., a NASDAQ SPAC, to delist from the Corporations current exchange.

WHEREAS, to obtain a fairness opinion as to the value of the company, the Corporation intends to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 and withdraw from trading on the Pink Sheets.

WHEREAS, upon withdrawal from trading, the Corporation intends to obtain a valuation based on methods other than trading prices, including Comparable Company Analysis (CCA) and Discounted Cash Flow (DCF) Analysis.

WHEREAS, on August 12, 2024, the Corporation's Board of Directors proposed that, in order to facilitate the merger with International Media Acquisition Inc., the Corporation file a Form 25 with the SEC to delist from Pink Sheets.

WHEREAS, in the event that the Corporation does not move forward with the merger, the Corporation lacks sufficient funding to continue as a reporting company with the SEC;

NOW, THEREFORE, BE IT:

RESOLVED, that the Corporation is hereby authorized and directed to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 to withdraw from trading on its current exchange;

RESOLVED, that the Corporation is hereby authorized to take all necessary steps to accomplish the merger with International Media Acquisition Inc.;

RESOLVED, that in the event the Corporation does not move forward with the merger with International Media Acquisition Inc., the Corporation is hereby authorized and directed to take all necessary steps to become a non-reporting company with the SEC, including but not limited to filing Form 15 to terminate registration under Section 12(g) of the Securities Exchange Act of 1934;

RESOLVED, that all prior actions of the Board of Directors to facilitate business operations, the proposed merger transaction, and potential transition to non-reporting status are hereby approved and ratified.

This Shareholder Resolution may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all counterparts together shall constitute a single resolution.

Each counterpart may be delivered by electronic transmission (including PDF) or facsimile and shall be deemed an original, and all of which taken together shall constitute one and the same Resolution as if all parties had signed the same document.

The undersigned shareholders hereby consent to and approve the above Resolution:

IN WITNESS WHEREOF, the undersigned have adopted these Resolutions as of the 21 day of August 2024.

[SIGNATURE PAGE FOLLOWS]

Shareholder Name:

ALAN CUNNINGHAM

Amount of shares owned as of 8/21/2024:

2,000,825

Signed by:

B829CA1DE55548E...

Alam Cunningham

JOINT WRITTEN CONSENT OF MAJORITY OF SHAREHOLDERS OF BIOSTAX CORP

(a Florida corporation)

IN LIEU OF SPECIAL MEETING

The undersigned, in accord with the unanimous approval and recommendation of the Board of Directors, who together constitute a majority over (70%) of the shareholders of Biostax Corp, a Florida Corporation (the "Corporation"), hereby approve and adopt the following resolutions without a meeting pursuant to applicable provisions of the Florida Business Corporation Act and the applicable provisions of the Corporation's Bylaws:

WHEREAS, the Corporation has been attempting to raise sufficient funds to implement its business strategy for the past year, but due to the low trading price of the company's stock, this has been impossible.

WHEREAS, the Corporation has been exploring potential partnerships or merger candidates.

WHEREAS, the Corporation has been under pressure due to its market capitalization of less than three million dollars based on the current trading price, which has resulted in the failure to close a number of potential transactions.

WHEREAS, the Corporation has been in discussions with International Media Acquisition Inc., a NASDAQ SPAC, to delist from the Corporations current exchange.

WHEREAS, to obtain a fairness opinion as to the value of the company, the Corporation intends to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 and withdraw from trading on the Pink Sheets.

WHEREAS, upon withdrawal from trading, the Corporation intends to obtain a valuation based on methods other than trading prices, including Comparable Company Analysis (CCA) and Discounted Cash Flow (DCF) Analysis.

WHEREAS, on August 12, 2024, the Corporation's Board of Directors proposed that, in order to facilitate the merger with International Media Acquisition Inc., the Corporation file a Form 25 with the SEC to delist from Pink Sheets.

WHEREAS, in the event that the Corporation does not move forward with the merger, the Corporation lacks sufficient funding to continue as a reporting company with the SEC;

NOW, THEREFORE, BE IT:

RESOLVED, that the Corporation is hereby authorized and directed to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 to withdraw from trading on its current exchange;

RESOLVED, that the Corporation is hereby authorized to take all necessary steps to accomplish the merger with International Media Acquisition Inc.;

RESOLVED, that in the event the Corporation does not move forward with the merger with International Media Acquisition Inc., the Corporation is hereby authorized and directed to take all necessary steps to become a non-reporting company with the SEC, including but not limited to filing Form 15 to terminate registration under Section 12(g) of the Securities Exchange Act of 1934;

RESOLVED, that all prior actions of the Board of Directors to facilitate business operations, the proposed merger transaction, and potential transition to non-reporting status are hereby approved and ratified.

This Shareholder Resolution may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all counterparts together shall constitute a single resolution.

Each counterpart may be delivered by electronic transmission (including PDF) or facsimile and shall be deemed an original, and all of which taken together shall constitute one and the same Resolution as if all parties had signed the same document.

The undersigned shareholders hereby consent to and approve the above Resolution:

IN WITNESS WHEREOF, the undersigned have adopted these Resolutions as of the 21 day of August 2024.

[SIGNATURE PAGE FOLLOWS]

Shareholder Name:

GLEN A. FARMER

Amount of shares owned as of 8/21/2024:

409,000

Signed by:

Glen Farmer

E41884925E47417

Glen A. Farmer

JOINT WRITTEN CONSENT OF MAJORITY OF SHAREHOLDERS OF BIOSTAX CORP

(a Florida corporation)

IN LIEU OF SPECIAL MEETING

The undersigned, in accord with the unanimous approval and recommendation of the Board of Directors, who together constitute a majority over (70%) of the shareholders of Biostax Corp, a Florida Corporation (the "Corporation"), hereby approve and adopt the following resolutions without a meeting pursuant to applicable provisions of the Florida Business Corporation Act and the applicable provisions of the Corporation's Bylaws:

WHEREAS, the Corporation has been attempting to raise sufficient funds to implement its business strategy for the past year, but due to the low trading price of the company's stock, this has been impossible.

WHEREAS, the Corporation has been exploring potential partnerships or merger candidates.

WHEREAS, the Corporation has been under pressure due to its market capitalization of less than three million dollars based on the current trading price, which has resulted in the failure to close a number of potential transactions.

WHEREAS, the Corporation has been in discussions with International Media Acquisition Inc., a NASDAQ SPAC, to delist from the Corporations current exchange.

WHEREAS, to obtain a fairness opinion as to the value of the company, the Corporation intends to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 and withdraw from trading on the Pink Sheets.

WHEREAS, upon withdrawal from trading, the Corporation intends to obtain a valuation based on methods other than trading prices, including Comparable Company Analysis (CCA) and Discounted Cash Flow (DCF) Analysis.

WHEREAS, on August 12, 2024, the Corporation's Board of Directors proposed that, in order to facilitate the merger with International Media Acquisition Inc., the Corporation file a Form 25 with the SEC to delist from Pink Sheets.

WHEREAS, in the event that the Corporation does not move forward with the merger, the Corporation lacks sufficient funding to continue as a reporting company with the SEC;

NOW, THEREFORE, BE IT:

RESOLVED, that the Corporation is hereby authorized and directed to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 to withdraw from trading on its current exchange;

RESOLVED, that the Corporation is hereby authorized to take all necessary steps to accomplish the merger with International Media Acquisition Inc.;

RESOLVED, that in the event the Corporation does not move forward with the merger with International Media Acquisition Inc., the Corporation is hereby authorized and directed to take all necessary steps to become a non-reporting company with the SEC, including but not limited to filing Form 15 to terminate registration under Section 12(g) of the Securities Exchange Act of 1934;

RESOLVED, that all prior actions of the Board of Directors to facilitate business operations, the proposed merger transaction, and potential transition to non-reporting status are hereby approved and ratified.

This Shareholder Resolution may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all counterparts together shall constitute a single resolution.

Each counterpart may be delivered by electronic transmission (including PDF) or facsimile and shall be deemed an original, and all of which taken together shall constitute one and the same Resolution as if all parties had signed the same document.

The undersigned shareholders hereby consent to and approve the above Resolution:

IN WITNESS WHEREOF, the undersigned have adopted these Resolutions as of the 21 day of August 2024.

[SIGNATURE PAGE FOLLOWS]

Shareholder Name:

GLOBAL REVERB CORPORATION

Amount of shares owned as of 8/21/2024:

7,939,344

DocuSigned by:
Noreen Griffin
615B3D4271DC4D4...

Name: Noreen Griffin

Title (if applicable):

Shareholder Name:

NOREEN GRIFFIN

Amount of shares owned as of 8/21/2024:

429

DocuSigned by:
Noreen Griffin
615B3D4271DC4D4...

Name: Noreen Griffin

Shareholder Name:

GRIFFIN FAMILY TRUST

Amount of shares owned as of 8/21/2024:

2,685

DocuSigned by:
Noreen Griffin
615B3D4271DC4D4...

Name: Noreen Griffin

Title (if applicable):

Shareholder Name:

GRIFFIN ENTERPRISES GROUP LLC

Amount of shares owned as of 8/21/2024:

705

DocuSigned by:

Noreen Griffin

615B3D4371DC4D4...

Name: Noreen Griffin

Title (if applicable): Member

JOINT WRITTEN CONSENT OF MAJORITY OF SHAREHOLDERS OF BIOSTAX CORP

(a Florida corporation)

IN LIEU OF SPECIAL MEETING

The undersigned, in accord with the unanimous approval and recommendation of the Board of Directors, who together constitute a majority over (70%) of the shareholders of Biostax Corp, a Florida Corporation (the "Corporation"), hereby approve and adopt the following resolutions without a meeting pursuant to applicable provisions of the Florida Business Corporation Act and the applicable provisions of the Corporation's Bylaws:

WHEREAS, the Corporation has been attempting to raise sufficient funds to implement its business strategy for the past year, but due to the low trading price of the company's stock, this has been impossible.

WHEREAS, the Corporation has been exploring potential partnerships or merger candidates.

WHEREAS, the Corporation has been under pressure due to its market capitalization of less than three million dollars based on the current trading price, which has resulted in the failure to close a number of potential transactions.

WHEREAS, the Corporation has been in discussions with International Media Acquisition Inc., a NASDAQ SPAC, to delist from the Corporations current exchange.

WHEREAS, to obtain a fairness opinion as to the value of the company, the Corporation intends to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 and withdraw from trading on the Pink Sheets.

WHEREAS, upon withdrawal from trading, the Corporation intends to obtain a valuation based on methods other than trading prices, including Comparable Company Analysis (CCA) and Discounted Cash Flow (DCF) Analysis.

WHEREAS, on August 12, 2024, the Corporation's Board of Directors proposed that, in order to facilitate the merger with International Media Acquisition Inc., the Corporation file a Form 25 with the SEC to delist from Pink Sheets.

WHEREAS, in the event that the Corporation does not move forward with the merger, the Corporation lacks sufficient funding to continue as a reporting company with the SEC;

NOW, THEREFORE, BE IT:

RESOLVED, that the Corporation is hereby authorized and directed to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 to withdraw from trading on its current exchange;

RESOLVED, that the Corporation is hereby authorized to take all necessary steps to accomplish the merger with International Media Acquisition Inc.;

RESOLVED, that in the event the Corporation does not move forward with the merger with International Media Acquisition Inc., the Corporation is hereby authorized and directed to take all necessary steps to become a non-reporting company with the SEC, including but not limited to filing Form 15 to terminate registration under Section 12(g) of the Securities Exchange Act of 1934;

RESOLVED, that all prior actions of the Board of Directors to facilitate business operations, the proposed merger transaction, and potential transition to non-reporting status are hereby approved and ratified.

This Shareholder Resolution may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all counterparts together shall constitute a single resolution.

Each counterpart may be delivered by electronic transmission (including PDF) or facsimile and shall be deemed an original, and all of which taken together shall constitute one and the same Resolution as if all parties had signed the same document.

The undersigned shareholders hereby consent to and approve the above Resolution:

IN WITNESS WHEREOF, the undersigned have adopted these Resolutions as of the 21 day of August 2024.

[SIGNATURE PAGE FOLLOWS]

Shareholder Name:

RICHARD GOSTANIAN

Amount of shares owned as of 8/21/2024:

1,025,585

DocuSigned by:

Richard Gostanian

434A12FBE3BA46E...

Richard Gostanian

JOINT WRITTEN CONSENT OF MAJORITY OF SHAREHOLDERS OF BIOSTAX CORP

(a Florida corporation)

IN LIEU OF SPECIAL MEETING

The undersigned, in accord with the unanimous approval and recommendation of the Board of Directors, who together constitute a majority over (70%) of the shareholders of Biostax Corp, a Florida Corporation (the "Corporation"), hereby approve and adopt the following resolutions without a meeting pursuant to applicable provisions of the Florida Business Corporation Act and the applicable provisions of the Corporation's Bylaws:

WHEREAS, the Corporation has been attempting to raise sufficient funds to implement its business strategy for the past year, but due to the low trading price of the company's stock, this has been impossible.

WHEREAS, the Corporation has been exploring potential partnerships or merger candidates.

WHEREAS, the Corporation has been under pressure due to its market capitalization of less than three million dollars based on the current trading price, which has resulted in the failure to close a number of potential transactions.

WHEREAS, the Corporation has been in discussions with International Media Acquisition Inc., a NASDAQ SPAC, to delist from the Corporations current exchange.

WHEREAS, to obtain a fairness opinion as to the value of the company, the Corporation intends to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 and withdraw from trading on the Pink Sheets.

WHEREAS, upon withdrawal from trading, the Corporation intends to obtain a valuation based on methods other than trading prices, including Comparable Company Analysis (CCA) and Discounted Cash Flow (DCF) Analysis.

WHEREAS, on August 12, 2024, the Corporation's Board of Directors proposed that, in order to facilitate the merger with International Media Acquisition Inc., the Corporation file a Form 25 with the SEC to delist from Pink Sheets.

WHEREAS, in the event that the Corporation does not move forward with the merger, the Corporation lacks sufficient funding to continue as a reporting company with the SEC;

NOW, THEREFORE, BE IT:

RESOLVED, that the Corporation is hereby authorized and directed to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 to withdraw from trading on its current exchange;

RESOLVED, that the Corporation is hereby authorized to take all necessary steps to accomplish the merger with International Media Acquisition Inc.;

RESOLVED, that in the event the Corporation does not move forward with the merger with International Media Acquisition Inc., the Corporation is hereby authorized and directed to take all necessary steps to become a non-reporting company with the SEC, including but not limited to filing Form 15 to terminate registration under Section 12(g) of the Securities Exchange Act of 1934;

RESOLVED, that all prior actions of the Board of Directors to facilitate business operations, the proposed merger transaction, and potential transition to non-reporting status are hereby approved and ratified.

This Shareholder Resolution may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all counterparts together shall constitute a single resolution.

Each counterpart may be delivered by electronic transmission (including PDF) or facsimile and shall be deemed an original, and all of which taken together shall constitute one and the same Resolution as if all parties had signed the same document.

The undersigned shareholders hereby consent to and approve the above Resolution:

IN WITNESS WHEREOF, the undersigned have adopted these Resolutions as of the 21 day of August 2024.

[SIGNATURE PAGE FOLLOWS]

Shareholder Name:

JOEL YANOWITZ

Amount of shares owned as of 8/21/2024:

1,953,963

DocuSigned by:

Joel Yanowitz

10E39B96EC7B45F...

Joel Yanowitz

Shareholder Name:

JOEL YANOWITZ ANDAMY B. METZENBAUM2003 REVOCABLE TRUST

Amount of shares owned as of 8/21/2024:

609

DocuSigned by:

Joel Yanowitz

10E39B96EC7B45F...

Joel Yanowitz

Title: investor

JOINT WRITTEN CONSENT OF MAJORITY OF SHAREHOLDERS OF BIOSTAX CORP

(a Florida corporation)

IN LIEU OF SPECIAL MEETING

The undersigned, in accord with the unanimous approval and recommendation of the Board of Directors, who together constitute a majority over (70%) of the shareholders of Biostax Corp, a Florida Corporation (the "Corporation"), hereby approve and adopt the following resolutions without a meeting pursuant to applicable provisions of the Florida Business Corporation Act and the applicable provisions of the Corporation's Bylaws:

WHEREAS, the Corporation has been attempting to raise sufficient funds to implement its business strategy for the past year, but due to the low trading price of the company's stock, this has been impossible.

WHEREAS, the Corporation has been exploring potential partnerships or merger candidates.

WHEREAS, the Corporation has been under pressure due to its market capitalization of less than three million dollars based on the current trading price, which has resulted in the failure to close a number of potential transactions.

WHEREAS, the Corporation has been in discussions with International Media Acquisition Inc., a NASDAQ SPAC, to delist from the Corporations current exchange.

WHEREAS, to obtain a fairness opinion as to the value of the company, the Corporation intends to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 and withdraw from trading on the Pink Sheets.

WHEREAS, upon withdrawal from trading, the Corporation intends to obtain a valuation based on methods other than trading prices, including Comparable Company Analysis (CCA) and Discounted Cash Flow (DCF) Analysis.

WHEREAS, on August 12, 2024, the Corporation's Board of Directors proposed that, in order to facilitate the merger with International Media Acquisition Inc., the Corporation file a Form 25 with the SEC to delist from Pink Sheets.

WHEREAS, in the event that the Corporation does not move forward with the merger, the Corporation lacks sufficient funding to continue as a reporting company with the SEC;

NOW, THEREFORE, BE IT:

RESOLVED, that the Corporation is hereby authorized and directed to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 to withdraw from trading on its current exchange;

RESOLVED, that the Corporation is hereby authorized to take all necessary steps to accomplish the merger with International Media Acquisition Inc.;

RESOLVED, that in the event the Corporation does not move forward with the merger with International Media Acquisition Inc., the Corporation is hereby authorized and directed to take all necessary steps to become a non-reporting company with the SEC, including but not limited to filing Form 15 to terminate registration under Section 12(g) of the Securities Exchange Act of 1934;

RESOLVED, that all prior actions of the Board of Directors to facilitate business operations, the proposed merger transaction, and potential transition to non-reporting status are hereby approved and ratified.

This Shareholder Resolution may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all counterparts together shall constitute a single resolution.

Each counterpart may be delivered by electronic transmission (including PDF) or facsimile and shall be deemed an original, and all of which taken together shall constitute one and the same Resolution as if all parties had signed the same document.

The undersigned shareholders hereby consent to and approve the above Resolution:

IN WITNESS WHEREOF, the undersigned have adopted these Resolutions as of the 21 day of August 2024.

[SIGNATURE PAGE FOLLOWS]

Shareholder Name:

JBCG ENTERPRISES, LLC

Amount of shares owned as of 8/21/2024:

515,180

Signed by:
Erik Grochowiak
C8C7951AB9064CA...

Name: Erik Grochowiak

Title: Manager

JOINT WRITTEN CONSENT OF MAJORITY OF SHAREHOLDERS OF BIOSTAX CORP

(a Florida corporation)

IN LIEU OF SPECIAL MEETING

The undersigned, in accord with the unanimous approval and recommendation of the Board of Directors, who together constitute a majority over (70%) of the shareholders of Biostax Corp, a Florida Corporation (the "Corporation"), hereby approve and adopt the following resolutions without a meeting pursuant to applicable provisions of the Florida Business Corporation Act and the applicable provisions of the Corporation's Bylaws:

WHEREAS, the Corporation has been attempting to raise sufficient funds to implement its business strategy for the past year, but due to the low trading price of the company's stock, this has been impossible.

WHEREAS, the Corporation has been exploring potential partnerships or merger candidates.

WHEREAS, the Corporation has been under pressure due to its market capitalization of less than three million dollars based on the current trading price, which has resulted in the failure to close a number of potential transactions.

WHEREAS, the Corporation has been in discussions with International Media Acquisition Inc., a NASDAQ SPAC, to delist from the Corporations current exchange.

WHEREAS, to obtain a fairness opinion as to the value of the company, the Corporation intends to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 and withdraw from trading on the Pink Sheets.

WHEREAS, upon withdrawal from trading, the Corporation intends to obtain a valuation based on methods other than trading prices, including Comparable Company Analysis (CCA) and Discounted Cash Flow (DCF) Analysis.

WHEREAS, on August 12, 2024, the Corporation's Board of Directors proposed that, in order to facilitate the merger with International Media Acquisition Inc., the Corporation file a Form 25 with the SEC to delist from Pink Sheets.

WHEREAS, in the event that the Corporation does not move forward with the merger, the Corporation lacks sufficient funding to continue as a reporting company with the SEC;

NOW, THEREFORE, BE IT:

RESOLVED, that the Corporation is hereby authorized and directed to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 to withdraw from trading on its current exchange;

RESOLVED, that the Corporation is hereby authorized to take all necessary steps to accomplish the merger with International Media Acquisition Inc.;

RESOLVED, that in the event the Corporation does not move forward with the merger with International Media Acquisition Inc., the Corporation is hereby authorized and directed to take all necessary steps to become a non-reporting company with the SEC, including but not limited to filing Form 15 to terminate registration under Section 12(g) of the Securities Exchange Act of 1934;

RESOLVED, that all prior actions of the Board of Directors to facilitate business operations, the proposed merger transaction, and potential transition to non-reporting status are hereby approved and ratified.

This Shareholder Resolution may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all counterparts together shall constitute a single resolution.

Each counterpart may be delivered by electronic transmission (including PDF) or facsimile and shall be deemed an original, and all of which taken together shall constitute one and the same Resolution as if all parties had signed the same document.

The undersigned shareholders hereby consent to and approve the above Resolution:

IN WITNESS WHEREOF, the undersigned have adopted these Resolutions as of the 21 day of August 2024.

[SIGNATURE PAGE FOLLOWS]

Shareholder Name:

DAVID MILLER

Amount of shares owned as of 8/21/2024:

2,163,620

DocuSigned by:

David Miller

09EDA7E6FF1A4B8...

David Miller

JOINT WRITTEN CONSENT OF MAJORITY OF SHAREHOLDERS OF BIOSTAX CORP

(a Florida corporation)

IN LIEU OF SPECIAL MEETING

The undersigned, in accord with the unanimous approval and recommendation of the Board of Directors, who together constitute a majority over (70%) of the shareholders of Biostax Corp, a Florida Corporation (the "Corporation"), hereby approve and adopt the following resolutions without a meeting pursuant to applicable provisions of the Florida Business Corporation Act and the applicable provisions of the Corporation's Bylaws:

WHEREAS, the Corporation has been attempting to raise sufficient funds to implement its business strategy for the past year, but due to the low trading price of the company's stock, this has been impossible.

WHEREAS, the Corporation has been exploring potential partnerships or merger candidates.

WHEREAS, the Corporation has been under pressure due to its market capitalization of less than three million dollars based on the current trading price, which has resulted in the failure to close a number of potential transactions.

WHEREAS, the Corporation has been in discussions with International Media Acquisition Inc., a NASDAQ SPAC, to delist from the Corporations current exchange.

WHEREAS, to obtain a fairness opinion as to the value of the company, the Corporation intends to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 and withdraw from trading on the Pink Sheets.

WHEREAS, upon withdrawal from trading, the Corporation intends to obtain a valuation based on methods other than trading prices, including Comparable Company Analysis (CCA) and Discounted Cash Flow (DCF) Analysis.

WHEREAS, on August 12, 2024, the Corporation's Board of Directors proposed that, in order to facilitate the merger with International Media Acquisition Inc., the Corporation file a Form 25 with the SEC to delist from Pink Sheets.

WHEREAS, in the event that the Corporation does not move forward with the merger, the Corporation lacks sufficient funding to continue as a reporting company with the SEC;

NOW, THEREFORE, BE IT:

RESOLVED, that the Corporation is hereby authorized and directed to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 to withdraw from trading on its current exchange;

RESOLVED, that the Corporation is hereby authorized to take all necessary steps to accomplish the merger with International Media Acquisition Inc.;

RESOLVED, that in the event the Corporation does not move forward with the merger with International Media Acquisition Inc., the Corporation is hereby authorized and directed to take all necessary steps to become a non-reporting company with the SEC, including but not limited to filing Form 15 to terminate registration under Section 12(g) of the Securities Exchange Act of 1934;

RESOLVED, that all prior actions of the Board of Directors to facilitate business operations, the proposed merger transaction, and potential transition to non-reporting status are hereby approved and ratified.

This Shareholder Resolution may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all counterparts together shall constitute a single resolution.

Each counterpart may be delivered by electronic transmission (including PDF) or facsimile and shall be deemed an original, and all of which taken together shall constitute one and the same Resolution as if all parties had signed the same document.

The undersigned shareholders hereby consent to and approve the above Resolution:

IN WITNESS WHEREOF, the undersigned have adopted these Resolutions as of the 21 day of August 2024.

[SIGNATURE PAGE FOLLOWS]

Shareholder Name:

Murphy Advisors

Amount of shares owned as of 8/21/2024:

15,607,998

DocuSigned by:

C889F6D13F4749D...

Name: Kelly Wilson

Title (if applicable): President

Kelly Wilson

Amount of shares owned as of 8/21/2024:

500

DocuSigned by:

C889F6D13F4749D...

Name: Kelly Wilson

JOINT WRITTEN CONSENT OF MAJORITY OF SHAREHOLDERS OF BIOSTAX CORP

(a Florida corporation)

IN LIEU OF SPECIAL MEETING

The undersigned, in accord with the unanimous approval and recommendation of the Board of Directors, who together constitute a majority over (70%) of the shareholders of Biostax Corp, a Florida Corporation (the "Corporation"), hereby approve and adopt the following resolutions without a meeting pursuant to applicable provisions of the Florida Business Corporation Act and the applicable provisions of the Corporation's Bylaws:

WHEREAS, the Corporation has been attempting to raise sufficient funds to implement its business strategy for the past year, but due to the low trading price of the company's stock, this has been impossible.

WHEREAS, the Corporation has been exploring potential partnerships or merger candidates.

WHEREAS, the Corporation has been under pressure due to its market capitalization of less than three million dollars based on the current trading price, which has resulted in the failure to close a number of potential transactions.

WHEREAS, the Corporation has been in discussions with International Media Acquisition Inc., a NASDAQ SPAC, to delist from the Corporations current exchange.

WHEREAS, to obtain a fairness opinion as to the value of the company, the Corporation intends to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 and withdraw from trading on the Pink Sheets.

WHEREAS, upon withdrawal from trading, the Corporation intends to obtain a valuation based on methods other than trading prices, including Comparable Company Analysis (CCA) and Discounted Cash Flow (DCF) Analysis.

WHEREAS, on August 12, 2024, the Corporation's Board of Directors proposed that, in order to facilitate the merger with International Media Acquisition Inc., the Corporation file a Form 25 with the SEC to delist from Pink Sheets.

WHEREAS, in the event that the Corporation does not move forward with the merger, the Corporation lacks sufficient funding to continue as a reporting company with the SEC;

NOW, THEREFORE, BE IT:

RESOLVED, that the Corporation is hereby authorized and directed to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 to withdraw from trading on its current exchange;

RESOLVED, that the Corporation is hereby authorized to take all necessary steps to accomplish the merger with International Media Acquisition Inc.;

RESOLVED, that in the event the Corporation does not move forward with the merger with International Media Acquisition Inc., the Corporation is hereby authorized and directed to take all necessary steps to become a non-reporting company with the SEC, including but not limited to filing Form 15 to terminate registration under Section 12(g) of the Securities Exchange Act of 1934;

RESOLVED, that all prior actions of the Board of Directors to facilitate business operations, the proposed merger transaction, and potential transition to non-reporting status are hereby approved and ratified.

This Shareholder Resolution may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all counterparts together shall constitute a single resolution.

Each counterpart may be delivered by electronic transmission (including PDF) or facsimile and shall be deemed an original, and all of which taken together shall constitute one and the same Resolution as if all parties had signed the same document.

The undersigned shareholders hereby consent to and approve the above Resolution:

IN WITNESS WHEREOF, the undersigned have adopted these Resolutions as of the 21 day of August 2024.

[SIGNATURE PAGE FOLLOWS]

Shareholder Name:

PAUL PUSKADI

Amount of shares owned as of 8/21/2024:

1,022,660

DocuSigned by:

ADE86C346E3342B

Paul Puskadi

JOINT WRITTEN CONSENT OF MAJORITY OF SHAREHOLDERS OF BIOSTAX CORP

(a Florida corporation)

IN LIEU OF SPECIAL MEETING

The undersigned, in accord with the unanimous approval and recommendation of the Board of Directors, who together constitute a majority over (70%) of the shareholders of Biostax Corp, a Florida Corporation (the "Corporation"), hereby approve and adopt the following resolutions without a meeting pursuant to applicable provisions of the Florida Business Corporation Act and the applicable provisions of the Corporation's Bylaws:

WHEREAS, the Corporation has been attempting to raise sufficient funds to implement its business strategy for the past year, but due to the low trading price of the company's stock, this has been impossible.

WHEREAS, the Corporation has been exploring potential partnerships or merger candidates.

WHEREAS, the Corporation has been under pressure due to its market capitalization of less than three million dollars based on the current trading price, which has resulted in the failure to close a number of potential transactions.

WHEREAS, the Corporation has been in discussions with International Media Acquisition Inc., a NASDAQ SPAC, to delist from the Corporations current exchange.

WHEREAS, to obtain a fairness opinion as to the value of the company, the Corporation intends to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 and withdraw from trading on the Pink Sheets.

WHEREAS, upon withdrawal from trading, the Corporation intends to obtain a valuation based on methods other than trading prices, including Comparable Company Analysis (CCA) and Discounted Cash Flow (DCF) Analysis.

WHEREAS, on August 12, 2024, the Corporation's Board of Directors proposed that, in order to facilitate the merger with International Media Acquisition Inc., the Corporation file a Form 25 with the SEC to delist from Pink Sheets.

WHEREAS, in the event that the Corporation does not move forward with the merger, the Corporation lacks sufficient funding to continue as a reporting company with the SEC;

NOW, THEREFORE, BE IT:

RESOLVED, that the Corporation is hereby authorized and directed to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 to withdraw from trading on its current exchange;

RESOLVED, that the Corporation is hereby authorized to take all necessary steps to accomplish the merger with International Media Acquisition Inc.;

RESOLVED, that in the event the Corporation does not move forward with the merger with International Media Acquisition Inc., the Corporation is hereby authorized and directed to take all necessary steps to become a non-reporting company with the SEC, including but not limited to filing Form 15 to terminate registration under Section 12(g) of the Securities Exchange Act of 1934;

RESOLVED, that all prior actions of the Board of Directors to facilitate business operations, the proposed merger transaction, and potential transition to non-reporting status are hereby approved and ratified.

This Shareholder Resolution may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all counterparts together shall constitute a single resolution.

Each counterpart may be delivered by electronic transmission (including PDF) or facsimile and shall be deemed an original, and all of which taken together shall constitute one and the same Resolution as if all parties had signed the same document.

The undersigned shareholders hereby consent to and approve the above Resolution:

IN WITNESS WHEREOF, the undersigned have adopted these Resolutions as of the 21 day of August 2024.

[SIGNATURE PAGE FOLLOWS]

Shareholder Name:

RASTER INVESTMENTS, INC

Amount of shares owned as of 8/21/2024:

2,003,650

Signed by:

9557002FC0F3417...

Name: Marie Elena Teraskiewicz

Title: DIRECTOR

JOINT WRITTEN CONSENT OF MAJORITY OF SHAREHOLDERS OF BIOSTAX CORP

(a Florida corporation)

IN LIEU OF SPECIAL MEETING

The undersigned, in accord with the unanimous approval and recommendation of the Board of Directors, who together constitute a majority over (70%) of the shareholders of Biostax Corp, a Florida Corporation (the "Corporation"), hereby approve and adopt the following resolutions without a meeting pursuant to applicable provisions of the Florida Business Corporation Act and the applicable provisions of the Corporation's Bylaws:

WHEREAS, the Corporation has been attempting to raise sufficient funds to implement its business strategy for the past year, but due to the low trading price of the company's stock, this has been impossible.

WHEREAS, the Corporation has been exploring potential partnerships or merger candidates.

WHEREAS, the Corporation has been under pressure due to its market capitalization of less than three million dollars based on the current trading price, which has resulted in the failure to close a number of potential transactions.

WHEREAS, the Corporation has been in discussions with International Media Acquisition Inc., a NASDAQ SPAC, to delist from the Corporations current exchange.

WHEREAS, to obtain a fairness opinion as to the value of the company, the Corporation intends to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 and withdraw from trading on the Pink Sheets.

WHEREAS, upon withdrawal from trading, the Corporation intends to obtain a valuation based on methods other than trading prices, including Comparable Company Analysis (CCA) and Discounted Cash Flow (DCF) Analysis.

WHEREAS, on August 12, 2024, the Corporation's Board of Directors proposed that, in order to facilitate the merger with International Media Acquisition Inc., the Corporation file a Form 25 with the SEC to delist from Pink Sheets.

WHEREAS, in the event that the Corporation does not move forward with the merger, the Corporation lacks sufficient funding to continue as a reporting company with the SEC;

NOW, THEREFORE, BE IT:

RESOLVED, that the Corporation is hereby authorized and directed to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 to withdraw from trading on its current exchange;

RESOLVED, that the Corporation is hereby authorized to take all necessary steps to accomplish the merger with International Media Acquisition Inc.;

RESOLVED, that in the event the Corporation does not move forward with the merger with International Media Acquisition Inc., the Corporation is hereby authorized and directed to take all necessary steps to become a non-reporting company with the SEC, including but not limited to filing Form 15 to terminate registration under Section 12(g) of the Securities Exchange Act of 1934;

RESOLVED, that all prior actions of the Board of Directors to facilitate business operations, the proposed merger transaction, and potential transition to non-reporting status are hereby approved and ratified.

This Shareholder Resolution may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all counterparts together shall constitute a single resolution.

Each counterpart may be delivered by electronic transmission (including PDF) or facsimile and shall be deemed an original, and all of which taken together shall constitute one and the same Resolution as if all parties had signed the same document.

The undersigned shareholders hereby consent to and approve the above Resolution:

IN WITNESS WHEREOF, the undersigned have adopted these Resolutions as of the 21 day of August 2024.

[SIGNATURE PAGE FOLLOWS]

Shareholder Name:

ANTHONY J. REARDON

Amount of shares owned as of 8/21/2024:

500,010

Signed by:

0E8E2100E2614DC

Anthony J. Reardon

JOINT WRITTEN CONSENT OF MAJORITY OF SHAREHOLDERS OF BIOSTAX CORP

(a Florida corporation)

IN LIEU OF SPECIAL MEETING

The undersigned, in accord with the unanimous approval and recommendation of the Board of Directors, who together constitute a majority over (70%) of the shareholders of Biostax Corp, a Florida Corporation (the "Corporation"), hereby approve and adopt the following resolutions without a meeting pursuant to applicable provisions of the Florida Business Corporation Act and the applicable provisions of the Corporation's Bylaws:

WHEREAS, the Corporation has been attempting to raise sufficient funds to implement its business strategy for the past year, but due to the low trading price of the company's stock, this has been impossible.

WHEREAS, the Corporation has been exploring potential partnerships or merger candidates.

WHEREAS, the Corporation has been under pressure due to its market capitalization of less than three million dollars based on the current trading price, which has resulted in the failure to close a number of potential transactions.

WHEREAS, the Corporation has been in discussions with International Media Acquisition Inc., a NASDAQ SPAC, to delist from the Corporations current exchange.

WHEREAS, to obtain a fairness opinion as to the value of the company, the Corporation intends to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 and withdraw from trading on the Pink Sheets.

WHEREAS, upon withdrawal from trading, the Corporation intends to obtain a valuation based on methods other than trading prices, including Comparable Company Analysis (CCA) and Discounted Cash Flow (DCF) Analysis.

WHEREAS, on August 12, 2024, the Corporation's Board of Directors proposed that, in order to facilitate the merger with International Media Acquisition Inc., the Corporation file a Form 25 with the SEC to delist from Pink Sheets.

WHEREAS, in the event that the Corporation does not move forward with the merger, the Corporation lacks sufficient funding to continue as a reporting company with the SEC;

NOW, THEREFORE, BE IT:

RESOLVED, that the Corporation is hereby authorized and directed to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 to withdraw from trading on its current exchange;

RESOLVED, that the Corporation is hereby authorized to take all necessary steps to accomplish the merger with International Media Acquisition Inc.;

RESOLVED, that in the event the Corporation does not move forward with the merger with International Media Acquisition Inc., the Corporation is hereby authorized and directed to take all necessary steps to become a non-reporting company with the SEC, including but not limited to filing Form 15 to terminate registration under Section 12(g) of the Securities Exchange Act of 1934;

RESOLVED, that all prior actions of the Board of Directors to facilitate business operations, the proposed merger transaction, and potential transition to non-reporting status are hereby approved and ratified.

This Shareholder Resolution may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all counterparts together shall constitute a single resolution.

Each counterpart may be delivered by electronic transmission (including PDF) or facsimile and shall be deemed an original, and all of which taken together shall constitute one and the same Resolution as if all parties had signed the same document.

The undersigned shareholders hereby consent to and approve the above Resolution:

IN WITNESS WHEREOF, the undersigned have adopted these Resolutions as of the 21 day of August 2024.

[SIGNATURE PAGE FOLLOWS]

Shareholder Name:

DEANE RHODES

Amount of shares owned as of 8/21/2024:

600,100

DocuSigned by:

[illegible]

Dean Rhodes

JOINT WRITTEN CONSENT OF MAJORITY OF SHAREHOLDERS OF BIOSTAX CORP

(a Florida corporation)

IN LIEU OF SPECIAL MEETING

The undersigned, in accord with the unanimous approval and recommendation of the Board of Directors, who together constitute a majority over (70%) of the shareholders of Biostax Corp, a Florida Corporation (the "Corporation"), hereby approve and adopt the following resolutions without a meeting pursuant to applicable provisions of the Florida Business Corporation Act and the applicable provisions of the Corporation's Bylaws:

WHEREAS, the Corporation has been attempting to raise sufficient funds to implement its business strategy for the past year, but due to the low trading price of the company's stock, this has been impossible.

WHEREAS, the Corporation has been exploring potential partnerships or merger candidates.

WHEREAS, the Corporation has been under pressure due to its market capitalization of less than three million dollars based on the current trading price, which has resulted in the failure to close a number of potential transactions.

WHEREAS, the Corporation has been in discussions with International Media Acquisition Inc., a NASDAQ SPAC, to delist from the Corporations current exchange.

WHEREAS, to obtain a fairness opinion as to the value of the company, the Corporation intends to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 and withdraw from trading on the Pink Sheets.

WHEREAS, upon withdrawal from trading, the Corporation intends to obtain a valuation based on methods other than trading prices, including Comparable Company Analysis (CCA) and Discounted Cash Flow (DCF) Analysis.

WHEREAS, on August 12, 2024, the Corporation's Board of Directors proposed that, in order to facilitate the merger with International Media Acquisition Inc., the Corporation file a Form 25 with the SEC to delist from Pink Sheets.

WHEREAS, in the event that the Corporation does not move forward with the merger, the Corporation lacks sufficient funding to continue as a reporting company with the SEC;

NOW, THEREFORE, BE IT:

RESOLVED, that the Corporation is hereby authorized and directed to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 to withdraw from trading on its current exchange;

RESOLVED, that the Corporation is hereby authorized to take all necessary steps to accomplish the merger with International Media Acquisition Inc.;

RESOLVED, that in the event the Corporation does not move forward with the merger with International Media Acquisition Inc., the Corporation is hereby authorized and directed to take all necessary steps to become a non-reporting company with the SEC, including but not limited to filing Form 15 to terminate registration under Section 12(g) of the Securities Exchange Act of 1934;

RESOLVED, that all prior actions of the Board of Directors to facilitate business operations, the proposed merger transaction, and potential transition to non-reporting status are hereby approved and ratified.

This Shareholder Resolution may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all counterparts together shall constitute a single resolution.

Each counterpart may be delivered by electronic transmission (including PDF) or facsimile and shall be deemed an original, and all of which taken together shall constitute one and the same Resolution as if all parties had signed the same document.

The undersigned shareholders hereby consent to and approve the above Resolution:

IN WITNESS WHEREOF, the undersigned have adopted these Resolutions as of the 21 day of August 2024.

[SIGNATURE PAGE FOLLOWS]

Shareholder Name:

ROBERT J DAILEY

Amount of shares owned as of 8/21/2024:

5,640,060

Robert J. Dailey

Robert J. Dailey

JOINT WRITTEN CONSENT OF MAJORITY OF SHAREHOLDERS OF BIOSTAX CORP

(a Florida corporation)

IN LIEU OF SPECIAL MEETING

The undersigned, in accord with the unanimous approval and recommendation of the Board of Directors, who together constitute a majority over (70%) of the shareholders of Biostax Corp, a Florida Corporation (the "Corporation"), hereby approve and adopt the following resolutions without a meeting pursuant to applicable provisions of the Florida Business Corporation Act and the applicable provisions of the Corporation's Bylaws:

WHEREAS, the Corporation has been attempting to raise sufficient funds to implement its business strategy for the past year, but due to the low trading price of the company's stock, this has been impossible.

WHEREAS, the Corporation has been exploring potential partnerships or merger candidates.

WHEREAS, the Corporation has been under pressure due to its market capitalization of less than three million dollars based on the current trading price, which has resulted in the failure to close a number of potential transactions.

WHEREAS, the Corporation has been in discussions with International Media Acquisition Inc., a NASDAQ SPAC, to delist from the Corporations current exchange.

WHEREAS, to obtain a fairness opinion as to the value of the company, the Corporation intends to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 and withdraw from trading on the Pink Sheets.

WHEREAS, upon withdrawal from trading, the Corporation intends to obtain a valuation based on methods other than trading prices, including Comparable Company Analysis (CCA) and Discounted Cash Flow (DCF) Analysis.

WHEREAS, on August 12, 2024, the Corporation's Board of Directors proposed that, in order to facilitate the merger with International Media Acquisition Inc., the Corporation file a Form 25 with the SEC to delist from Pink Sheets.

WHEREAS, in the event that the Corporation does not move forward with the merger, the Corporation lacks sufficient funding to continue as a reporting company with the SEC;

NOW, THEREFORE, BE IT:

RESOLVED, that the Corporation is hereby authorized and directed to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 to withdraw from trading on its current exchange;

RESOLVED, that the Corporation is hereby authorized to take all necessary steps to accomplish the merger with International Media Acquisition Inc.;

RESOLVED, that in the event the Corporation does not move forward with the merger with International Media Acquisition Inc., the Corporation is hereby authorized and directed to take all necessary steps to become a non-reporting company with the SEC, including but not limited to filing Form 15 to terminate registration under Section 12(g) of the Securities Exchange Act of 1934;

RESOLVED, that all prior actions of the Board of Directors to facilitate business operations, the proposed merger transaction, and potential transition to non-reporting status are hereby approved and ratified.

This Shareholder Resolution may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all counterparts together shall constitute a single resolution.

Each counterpart may be delivered by electronic transmission (including PDF) or facsimile and shall be deemed an original, and all of which taken together shall constitute one and the same Resolution as if all parties had signed the same document.

The undersigned shareholders hereby consent to and approve the above Resolution:

IN WITNESS WHEREOF, the undersigned have adopted these Resolutions as of the 21 day of August 2024.

[SIGNATURE PAGE FOLLOWS]

Shareholder Name:

H. LOUIS SALOMONSKY AS TRUSTEE OF THEH. LOUIS SALOMONSKY JR. REVOCABLE TRUST

Amount of shares owned as of 8/21/2024:

12,168,880

DocuSigned by:
Daniel Salomonsky
B89281468FB6481...

Name: Daniel Salomonsky

Title (if applicable): Trustee

JOINT WRITTEN CONSENT OF MAJORITY OF SHAREHOLDERS OF BIOSTAX CORP

(a Florida corporation)

IN LIEU OF SPECIAL MEETING

The undersigned, in accord with the unanimous approval and recommendation of the Board of Directors, who together constitute a majority over (70%) of the shareholders of Biostax Corp, a Florida Corporation (the "Corporation"), hereby approve and adopt the following resolutions without a meeting pursuant to applicable provisions of the Florida Business Corporation Act and the applicable provisions of the Corporation's Bylaws:

WHEREAS, the Corporation has been attempting to raise sufficient funds to implement its business strategy for the past year, but due to the low trading price of the company's stock, this has been impossible.

WHEREAS, the Corporation has been exploring potential partnerships or merger candidates.

WHEREAS, the Corporation has been under pressure due to its market capitalization of less than three million dollars based on the current trading price, which has resulted in the failure to close a number of potential transactions.

WHEREAS, the Corporation has been in discussions with International Media Acquisition Inc., a NASDAQ SPAC, to delist from the Corporations current exchange.

WHEREAS, to obtain a fairness opinion as to the value of the company, the Corporation intends to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 and withdraw from trading on the Pink Sheets.

WHEREAS, upon withdrawal from trading, the Corporation intends to obtain a valuation based on methods other than trading prices, including Comparable Company Analysis (CCA) and Discounted Cash Flow (DCF) Analysis.

WHEREAS, on August 12, 2024, the Corporation's Board of Directors proposed that, in order to facilitate the merger with International Media Acquisition Inc., the Corporation file a Form 25 with the SEC to delist from Pink Sheets.

WHEREAS, in the event that the Corporation does not move forward with the merger, the Corporation lacks sufficient funding to continue as a reporting company with the SEC;

NOW, THEREFORE, BE IT:

RESOLVED, that the Corporation is hereby authorized and directed to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 to withdraw from trading on its current exchange;

RESOLVED, that the Corporation is hereby authorized to take all necessary steps to accomplish the merger with International Media Acquisition Inc.;

RESOLVED, that in the event the Corporation does not move forward with the merger with International Media Acquisition Inc., the Corporation is hereby authorized and directed to take all necessary steps to become a non-reporting company with the SEC, including but not limited to filing Form 15 to terminate registration under Section 12(g) of the Securities Exchange Act of 1934;

RESOLVED, that all prior actions of the Board of Directors to facilitate business operations, the proposed merger transaction, and potential transition to non-reporting status are hereby approved and ratified.

This Shareholder Resolution may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all counterparts together shall constitute a single resolution.

Each counterpart may be delivered by electronic transmission (including PDF) or facsimile and shall be deemed an original, and all of which taken together shall constitute one and the same Resolution as if all parties had signed the same document.

The undersigned shareholders hereby consent to and approve the above Resolution:

IN WITNESS WHEREOF, the undersigned have adopted these Resolutions as of the 21 day of August 2024.

[SIGNATURE PAGE FOLLOWS]

Shareholder Name:

GAIRIN SMITH

Amount of shares owned as of 8/21/2024:

2,000,000

DocuSigned by:

Gairin Smith

C281CAB783804E2...

Gairin Smith

JOINT WRITTEN CONSENT OF MAJORITY OF SHAREHOLDERS OF BIOSTAX CORP

(a Florida corporation)

IN LIEU OF SPECIAL MEETING

The undersigned, in accord with the unanimous approval and recommendation of the Board of Directors, who together constitute a majority over (70%) of the shareholders of Biostax Corp, a Florida Corporation (the "Corporation"), hereby approve and adopt the following resolutions without a meeting pursuant to applicable provisions of the Florida Business Corporation Act and the applicable provisions of the Corporation's Bylaws:

WHEREAS, the Corporation has been attempting to raise sufficient funds to implement its business strategy for the past year, but due to the low trading price of the company's stock, this has been impossible.

WHEREAS, the Corporation has been exploring potential partnerships or merger candidates.

WHEREAS, the Corporation has been under pressure due to its market capitalization of less than three million dollars based on the current trading price, which has resulted in the failure to close a number of potential transactions.

WHEREAS, the Corporation has been in discussions with International Media Acquisition Inc., a NASDAQ SPAC, to delist from the Corporations current exchange.

WHEREAS, to obtain a fairness opinion as to the value of the company, the Corporation intends to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 and withdraw from trading on the Pink Sheets.

WHEREAS, upon withdrawal from trading, the Corporation intends to obtain a valuation based on methods other than trading prices, including Comparable Company Analysis (CCA) and Discounted Cash Flow (DCF) Analysis.

WHEREAS, on August 12, 2024, the Corporation's Board of Directors proposed that, in order to facilitate the merger with International Media Acquisition Inc., the Corporation file a Form 25 with the SEC to delist from Pink Sheets.

WHEREAS, in the event that the Corporation does not move forward with the merger, the Corporation lacks sufficient funding to continue as a reporting company with the SEC;

NOW, THEREFORE, BE IT:

RESOLVED, that the Corporation is hereby authorized and directed to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 to withdraw from trading on its current exchange;

RESOLVED, that the Corporation is hereby authorized to take all necessary steps to accomplish the merger with International Media Acquisition Inc.;

RESOLVED, that in the event the Corporation does not move forward with the merger with International Media Acquisition Inc., the Corporation is hereby authorized and directed to take all necessary steps to become a non-reporting company with the SEC, including but not limited to filing Form 15 to terminate registration under Section 12(g) of the Securities Exchange Act of 1934;

RESOLVED, that all prior actions of the Board of Directors to facilitate business operations, the proposed merger transaction, and potential transition to non-reporting status are hereby approved and ratified.

This Shareholder Resolution may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all counterparts together shall constitute a single resolution.

Each counterpart may be delivered by electronic transmission (including PDF) or facsimile and shall be deemed an original, and all of which taken together shall constitute one and the same Resolution as if all parties had signed the same document.

The undersigned shareholders hereby consent to and approve the above Resolution:

IN WITNESS WHEREOF, the undersigned have adopted these Resolutions as of the 21 day of August 2024.

[SIGNATURE PAGE FOLLOWS]

Shareholder Name:

TAIWANJ PHARMACEUTICALS CO., LTD

Amount of shares owned as of 8/21/2024:

750,000

簽署人：

3C4548765EBE46A...

Name: Ying-Chu Shih

Title: Chairman

JOINT WRITTEN CONSENT OF MAJORITY OF SHAREHOLDERS OF BIOSTAX CORP

(a Florida corporation)

IN LIEU OF SPECIAL MEETING

The undersigned, in accord with the unanimous approval and recommendation of the Board of Directors, who together constitute a majority over (70%) of the shareholders of Biostax Corp, a Florida Corporation (the "Corporation"), hereby approve and adopt the following resolutions without a meeting pursuant to applicable provisions of the Florida Business Corporation Act and the applicable provisions of the Corporation's Bylaws:

WHEREAS, the Corporation has been attempting to raise sufficient funds to implement its business strategy for the past year, but due to the low trading price of the company's stock, this has been impossible.

WHEREAS, the Corporation has been exploring potential partnerships or merger candidates.

WHEREAS, the Corporation has been under pressure due to its market capitalization of less than three million dollars based on the current trading price, which has resulted in the failure to close a number of potential transactions.

WHEREAS, the Corporation has been in discussions with International Media Acquisition Inc., a NASDAQ SPAC, to delist from the Corporations current exchange.

WHEREAS, to obtain a fairness opinion as to the value of the company, the Corporation intends to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 and withdraw from trading on the Pink Sheets.

WHEREAS, upon withdrawal from trading, the Corporation intends to obtain a valuation based on methods other than trading prices, including Comparable Company Analysis (CCA) and Discounted Cash Flow (DCF) Analysis.

WHEREAS, on August 12, 2024, the Corporation's Board of Directors proposed that, in order to facilitate the merger with International Media Acquisition Inc., the Corporation file a Form 25 with the SEC to delist from Pink Sheets.

WHEREAS, in the event that the Corporation does not move forward with the merger, the Corporation lacks sufficient funding to continue as a reporting company with the SEC;

NOW, THEREFORE, BE IT:

RESOLVED, that the Corporation is hereby authorized and directed to file a Form 25 pursuant to Rule 12d2-2 under the Securities Exchange Act of 1934 to withdraw from trading on its current exchange;

RESOLVED, that the Corporation is hereby authorized to take all necessary steps to accomplish the merger with International Media Acquisition Inc.;

RESOLVED, that in the event the Corporation does not move forward with the merger with International Media Acquisition Inc., the Corporation is hereby authorized and directed to take all necessary steps to become a non-reporting company with the SEC, including but not limited to filing Form 15 to terminate registration under Section 12(g) of the Securities Exchange Act of 1934;

RESOLVED, that all prior actions of the Board of Directors to facilitate business operations, the proposed merger transaction, and potential transition to non-reporting status are hereby approved and ratified.

This Shareholder Resolution may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all counterparts together shall constitute a single resolution.

Each counterpart may be delivered by electronic transmission (including PDF) or facsimile and shall be deemed an original, and all of which taken together shall constitute one and the same Resolution as if all parties had signed the same document.

The undersigned shareholders hereby consent to and approve the above Resolution:

IN WITNESS WHEREOF, the undersigned have adopted these Resolutions as of the 21 day of August 2024.

[SIGNATURE PAGE FOLLOWS]

Shareholder Name:

WEBFOOT MARKETING

Amount of shares owned as of 8/21/2024:

3,696,947

Signed by:

Robert Wilson

Robert Wilson

Title: President